SECURITIES & EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report:  October 12, 1995
                     (Date of earliest event reported)



                          USL CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
              (State or other jurisdiction of incorporation)


       1-4976                                       94-1360891
(Commission File Number)                   (IRS Employer Identification No.)

     733 Front Street
San Francisco, California                                  94111
(Address of principal executive offices)                 (Zip Code)



    Registrant's Telephone number, including area code:  (415) 627-9000


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Item 5.  Other Events.

     On October 12, 1995, Ford Motor Company ("Ford") filed with the Securities and Exchange Commission a Current Report on Form 8-K incorporating by reference the news release dated October 12, 1995 attached hereto as Exhibit 20.1.

     On October 12, 1995, Ford Holdings, Inc. (whose outstanding common stock is owned by Ford) filed with the Securities and Exchange Commission a Current Report on Form 8-K incorporating by reference the news release dated October 12, 1995 attached hereto as Exhibit 20.2. Registrant is a wholly-owned subsidiary of Ford Holdings, Inc.

Item 7.  Financial Statements.  Pro-Forma Financial Information and Exhibits.

                                 EXHIBITS

Designation              Description              Method of Filing

Exhibit 20.1        Ford Motor Company
                    News release dated
                    October 12, 1995.        Filed with this Report

Exhibit 20.2        Ford Holdings, Inc.
                    News release dated
                    October 12, 1995.        Filed with this Report


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                              USL CAPITAL CORPORATION
                              (Registrant)



Date:  October 17, 1995       By: /s/ Henry Lerner
                                  Henry Lerner
                                  Secretary
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                               EXHIBIT INDEX


DESIGNATION                     DESCRIPTION                    PAGE

Exhibit 20.1           Ford Motor Company News
                       release dated October 12, 1995.

Exhibit 20.2           Ford Holdings Inc. News
                       release dated October 12, 1995.


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                                                     EXHIBIT 20.1


[Ford Motor Company Logo]       Global News Communications
                                Ford Motor Company
                                The American Road
                                Room 904
                                Dearborn, Michigan  48121

                                Telephone:  (313) 322-9600
                                Fax:    (313) 946-0670
                                        (313) 337-1764


NEWS       IMMEDIATE RELEASE

           Contact:    Terry Bresnihan (313) 322-9600
                       Mary Joseph (313) 322-4466

           FORD REVIEWING STRATEGY FOR FINANCE UNITS

                DEARBORN, Mich., Oct. 12 -- Ford Motor Company will file a Current Report on Form 8-K with the Securities and Exchange Commission stating that the company is reviewing possible strategic actions with respect to its Financial Services Group.

               Such actions could include the partial or complete sale of USL Capital and the partial sale of The Associates, the non-automotive financing businesses in the Financial Services Group.

              "It is premature to determine whether any actions will occur or, if they do, when they would occur," said Ken Whipple, president, Ford Financial Services Group. "We are carefully considering what is best for Ford Motor Company and its shareholders."

              The non-automotive financing businesses of Ford's Financial Services Group consist principally of the domestic and international activities of The Associates, which specializes in consumer and commercial finance, and USL Capital, which specializes in commercial leasing and financing.

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           10-12-95
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                                                               EXHIBIT 20.2


[Ford Motor Company Logo]       Global News Communications
                                Ford Motor Company
                                The American Road
                                Room 904
                                Dearborn, Michigan  48121

                                Telephone:  (313) 322-9600
                                Fax:        (313) 946-0670
                                            (313) 337-1764


NEWS       IMMEDIATE RELEASE

           Contact:  Terry Bresnihan (313) 322-9600
                     Mary Joseph (313) 322-4466


          FORD HOLDINGS TO BUY BACK PREFERRED STOCK


               DEARBORN, Mich., Oct. 12 -- Ford Holdings Inc., a subsidiary of Ford Motor Company, will file with the SEC early next week its intention to exchange for cash its publicly held preferred stock (approximately $2 billion). The filing is subject to approval by the Ford Holdings Board of Directors.

               If approved, Ford Holdings will pay shareholders the price at which the stock was originally issued, plus accrued dividends.

               Ford Holdings, formed in 1989, owns and manages a number of assets for Ford Motor Company, including the non-automotive financing businesses.

              "Buying back the publicly held preferred stock will further strengthen our capital structure while eliminating the ongoing high cost of the preferred stock dividends," said John Devine, chairman of Ford Holdings and chief financial officer of Ford Motor Company. "What's more, it will give us more flexibility as we review our strategies."

               Ford has announced that it is reviewing strategies for its non-automotive finance units.

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          10-12-95